PennyMac Mortgage Investment Trust November 2, 2017 Third Quarter 2017 Earnings Report Exhibit 99.2

3Q17 Earnings Report Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, regarding management’s beliefs, estimates, projections and assumptions with respect to, among other things, the Company’s financial results, future operations, business plans and investment strategies, as well as industry and market conditions, all of which are subject to change. Words like “believe,” “expect,” “anticipate,” “promise,” “plan,” and other expressions or words of similar meanings, as well as future or conditional verbs such as “will,” “would,” “should,” “could,” or “may” are generally intended to identify forward-looking statements. Actual results and operations for any future period may vary materially from those projected herein, from past results discussed herein, or illustrative examples provided herein. Factors which could cause actual results to differ materially from historical results or those anticipated include, but are not limited to: changes in our investment objectives or investment or operational strategies, including any new lines of business or new products and services that may subject us to additional risks; volatility in our industry, the debt or equity markets, the general economy or the real estate finance and real estate markets specifically, whether the result of market events or otherwise; events or circumstances which undermine confidence in the financial markets or otherwise have a broad impact on financial markets, such as the sudden instability or collapse of large depository institutions or other significant corporations, terrorist attacks, natural or man-made disasters, or threatened or actual armed conflicts; changes in general business, economic, market, employment and political conditions, or in consumer confidence and spending habits from those expected; declines in real estate or significant changes in U.S. housing prices or activity in the U.S. housing market; the availability of, and level of competition for, attractive risk-adjusted investment opportunities in mortgage loans and mortgage-related assets that satisfy our investment objectives; the inherent difficulty in winning bids to acquire mortgage loans, and our success in doing so; the concentration of credit risks to which we are exposed; the degree and nature of our competition; our dependence on our manager and servicer, potential conflicts of interest with such entities and their affiliates, and the performance of such entities; changes in personnel and lack of availability of qualified personnel at our manager, servicer or their affiliates; the availability, terms and deployment of short-term and long-term capital; the adequacy of our cash reserves and working capital; our ability to maintain the desired relationship between our financing and the interest rates and maturities of our assets; the timing and amount of cash flows, if any, from our investments; unanticipated increases or volatility in financing and other costs, including a rise in interest rates; the performance, financial condition and liquidity of borrowers; the ability of our servicer, which also provides us with fulfillment services, to approve and monitor correspondent sellers and underwrite loans to investor standards; incomplete or inaccurate information or documentation provided by customers or counterparties, or adverse changes in the financial condition of our customers and counterparties; our indemnification and repurchase obligations in connection with mortgage loans we purchase and later sell or securitize; the quality and enforceability of the collateral documentation evidencing our ownership and rights in the assets in which we invest; increased rates of delinquency, default and/or decreased recovery rates on our investments; our ability to foreclose on our investments in a timely manner or at all; increased prepayments of the mortgages and other loans underlying our mortgage-backed securities or relating to our mortgage servicing rights , excess servicing spread and other investments; the degree to which our hedging strategies may or may not protect us from interest rate volatility; the effect of the accuracy of or changes in the estimates we make about uncertainties, contingencies and asset and liability valuations when measuring and reporting upon our financial condition and results of income; our failure to maintain appropriate internal controls over financial reporting; technologies for loans and our ability to mitigate security risks and cyber intrusions; our ability to obtain and/or maintain licenses and other approvals in those jurisdictions where required to conduct our business; our ability to detect misconduct and fraud; our ability to comply with various federal, state and local laws and regulations that govern our business; developments in the secondary markets for our mortgage loan products; legislative and regulatory changes that impact the mortgage loan industry or housing market; changes in regulations or the occurrence of other events that impact the business, operations or prospects of government agencies or government-sponsored entities, or such changes that increase the cost of doing business with such entities; the Dodd-Frank Wall Street Reform and Consumer Protection Act and its implementing regulations and regulatory agencies, and any other legislative and regulatory changes that impact the business, operations or governance of mortgage lenders and/or publicly-traded companies; the Consumer Financial Protection Bureau and its issued and future rules and the enforcement thereof; changes in government support of homeownership; changes in government or government-sponsored home affordability programs; limitations imposed on our business and our ability to satisfy complex rules for us to qualify as a real estate investment trust (REIT) for U.S. federal income tax purposes and qualify for an exclusion from the Investment Company Act of 1940 and the ability of certain of our subsidiaries to qualify as REITs or as taxable REIT subsidiaries for U.S. federal income tax purposes, as applicable, and our ability and the ability of our subsidiaries to operate effectively within the limitations imposed by these rules; changes in governmental regulations, accounting treatment, tax rates and similar matters (including changes to laws governing the taxation of REITs, or the exclusions from registration as an investment company); the effect of public opinion on our reputation; the occurrence of natural disasters or other events or circumstances that could impact our operations; and our organizational structure and certain requirements in our charter documents. You should not place undue reliance on any forward-looking statement and should consider all of the uncertainties and risks described above, as well as those more fully discussed in reports and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company undertakes no obligation to publicly update or revise any forward-looking statements or any other information contained herein, and the statements made in this presentation are current as of the date of this presentation only.

Third Quarter Highlights Net income attributable to common shareholders of $13.3 million on net investment income of $75.8 million Diluted earnings per common share of $0.20; return on average common equity of 4% Dividend of $0.47 per common share declared on September 27, 2017 Book value per common share decreased to $19.74 from $20.04 at June 30, 2017 Results reflect distressed loan investment losses and lower than expected contribution from GSE credit risk transfer (CRT) due to spread widening, which we believe is partially attributable to the natural disasters Segment pretax results: Credit Sensitive Strategies: $13.1 million; Interest Rate Sensitive Strategies: $13.3 million; Correspondent Production: $8.3 million; Corporate: $(10.5) million Repurchased approximately one million PMT common shares from August 29th to October 4th at a cost of $16.9 million Continued investment in CRT and mortgage servicing rights (MSRs) resulting from PMT’s correspondent production Conventional correspondent loan production totaled $6.5 billion in unpaid principal balance (UPB), up 10% from the prior quarter CRT deliveries totaled $4.1 billion in UPB, which will result in approximately $144 million of new CRT investments once the aggregation period is complete Added $83 million in new MSRs 3Q17 Earnings Report

Third Quarter Highlights (continued) PMT's equity allocated to distressed mortgage loans declined to 29% of total equity from 42% in 3Q16(1) Completed the previously announced sale of $145 million in UPB of performing loans from the distressed portfolio Cash proceeds from the liquidation and pay down of distressed mortgage loans and real estate owned (REO) were $65 million Notable activity after quarter end: Entered into an agreement to sell $324 million in UPB of nonperforming and performing loans from the distressed portfolio(2) 3Q17 Earnings Report (1) Management’s internal allocation of equity. Amounts as of quarter end. (2) This transaction is subject to continuing due diligence and customary closing conditions. There can be no assurance regarding the size of the transaction or that the transaction will be completed at all.

6 Current Market Environment 5 3Q17 Earnings Report Average 30-year fixed rate mortgage(1) (1) Freddie Mac Primary Mortgage Market Survey. 3.94% as of 10/26/2017 (2) Mortgage Bankers Association Refinance Index – 1,503 at 9/1/2017 and 1,357 at 10/20/2017 (3) Actual results are from Census Bureau – seasonally adjusted. Forecast estimates are from the Mortgage Bankers Association (4) Black Night Financial Services – Total U.S. loan delinquency rate (30 day+ delinquent but not in foreclosure) was 4.40% as of September 2017 Despite recent increases in short-term interest rates, mortgage rates remain low Mortgage rates declined during the quarter to their lowest levels of 2017 before rebounding to 3.83% at quarter end(1) Refinance application activity as tracked by the MBA increased in response to lower rates, but has subsequently slowed(2) Home sales in 3Q17 slowed from their recent high levels this spring, but the fundamental drivers for housing growth remain positive Home sales constrained by tight supply levels Consumer demand for home purchases continues to increase, driving higher forecasts for new and existing home sales Mortgage delinquencies remain at multiyear lows, despite other consumer credit trends(4) Recent natural disasters may lead to temporary increases in delinquencies in affected areas and result in higher costs for mortgage servicers Home Sales(3) (in millions) +7% 3.88% 3.83%

Transitioning to Correspondent-Generated Investments in CRT and MSRs 3Q 2015 100% = $1.51 billion 3Q 2017(2) 100% = $1.61 billion PMT’s Equity Allocation(1) (1) Management’s internal allocation of equity. Amounts as of quarter end. Percentages may not sum exactly due to rounding. (2) Includes $310 million of preferred equity 3Q17 Earnings Report 3Q 2016 100% = $1.35 billion

Driven by bulk sale of $160 million in UPB Driven by bulk sale of $89 million in UPB Distressed Loan Portfolio Is Declining Through Liquidation and Sales 3Q17 Earnings Report Entered into an agreement to sell $324 million in UPB of nonperforming and performing loans from the distressed portfolio(5) Approximately 60% nonperforming loans and 40% performing loans (1) Includes principal payments, payoffs, and write downs (2) Primarily through recidivism of previously performing loans (3) Bulk sales of performing loans (4) Primarily through loan modifications (5) This transaction is subject to continuing due diligence and customary closing conditions. There can be no assurance regarding the size of the transaction or that the transaction will be completed at all. Performing Loan Portfolio Waterfall (UPB in millions) -38% Y/Y Driven by bulk sale of $145 million in UPB At 9/30/17 At 6/30/17 ($145) Value Bounds Start End 0 0 $,111,611,716.76000001 $,161,902,183.62 $,273,513,900.38 $0.27351390038000001 194.4 185024614 182.1 6.7545304777594795E-2 306813148 Base Fall Rise Flow At 3/31/17 0 200000000 748757106 At 3/31/17 Payoffs/Pay downs/Write downs 185024614 14975386 0 -14975386 Payoffs/Pay downs/Write downs New Adds via Re-performance 185024614 0 121788534 121788534 New Adds via Re-performance Departures via Non-performance 254522741 52290407 0 -52290407 Departures via Non-performance At 6/30/17 254522741 At 6/30/17 748757106 -14975386 121788534 -52290407 803279847 733.78172000000006 681.4913130000001 Base Fall Rise At 3/31/17 0 0 748.75710600000002 Payoffs 733.78172000000006 14.975386 0 Non-performance 681.4913130000001 52.290407000000002 0 Re-performance 681.4913130000001 0 121.788534 At 6/30/17 803.27984700000013 -0.13867822318526546 7.2096128170894502E-2 Additions Performance(4) Reductions Payoffs Non-performance Sales Reductions Payoffs Non-performance Sales Reductions Principal(1) Non-performance(2) Sales(3) Reductions Payoffs Non-performance(3) At 3/31/17 At 6/30/17 Value Bounds Start End 0 0 $,111,611,716.76000001 $,161,902,183.62 $,273,513,900.38 $0.27351390038000001 194.4 185024614 182.1 6.7545304777594795E-2 306813148 Base Fall Rise Flow At 3/31/17 0 200000000 748757106 At 3/31/17 Payoffs/Pay downs/Write downs 185024614 14975386 0 -14975386 Payoffs/Pay downs/Write downs New Adds via Re-performance 185024614 0 121788534 121788534 New Adds via Re-performance Departures via Non-performance 254522741 52290407 0 -52290407 Departures via Non-performance At 6/30/17 254522741 At 6/30/17 748757106 -14975386 121788534 -52290407 803279847 791.58929899999998 730.25556899999992 Base Fall Rise At 3/31/17 0 0 803.27984700000002 Payoffs 791.58929899999998 11.690548 0 791.58929899999998 Non-performance 730.25556899999992 61.333730000000003 0 730.25556899999992 585.38006799999994 144.87550100000001 585.38006799999994 Re-performance 585.38006799999994 0 82.269296999999995 At 6/30/17 667.64936499999999 585.38006799999994 -0.13867822318526546 7.2096128170894502E-2 Additions Reperformance(4) Reductions Payoffs Non-performance Sales Reductions Payoffs Non-performance Sales Reductions Payoffs(1) Non-performance(2) Sales(3) Reductions Payoffs Non-performance(3) At 3/31/17 At 6/30/17

Third Quarter Income and Return Contributions by Strategy Note: Amounts may not sum exactly due to rounding (1) Income contribution is net of any direct expenses associated with investments (e.g., loan fulfillment fees, loan servicing fees) (2) Equity allocated to MSR, ESS and distressed loan investments reflects an allocation of exchangeable senior notes and associated expenses (3) Management’s internal allocation of equity. Amounts represent weighted averages during the period (4) Market-driven value changes include fair value recognition upon loan delivery under CRT Agreements and market value changes 3Q17 Earnings Report Monthly Q3 2017 Quarterly QTD 2017 QTD 2017 QTD 2017 9 Investor Relations Q3 2017 AS OF 10/27/17 ($ in millions) Total Income Contribution Market-Driven Value Changes Income Excluding Market-Driven Value Changes(1) WA EquityAllocated(3) Annualized Return on Equity (ROE) Credit sensitive strategies: Distressed loan investments(2) $-1,438,320.574479974 n/a $-1,438,320.574479974 $,480,813,560.79698199 -1.2% Other credit sensitive strategies GSE credit risk transfer(4) $14,207,944.780000001 $1,488,975.9499999997 $12,718,968.830000002 $,271,453,861.21833336 0.20936073211458051 Non-Agency subordinate bonds $,204,092.71090685489 $,133,193.7999999984 $70,899.630906855047 $2,823,696.5050000008 0.2891142310024637 Commercial real estate finance $91,953.444900000002 $4,214.4849000000104 $87,738.959999999992 $22,828,447.310816664 1.6% Subtotal net other credit sensitive strategies $14,503,990.935806857 $1,626,383.5148999996 $12,877,607.420906859 $,297,106,005.3415 0.19527024954126709 Net credit sensitive strategies $13,065,670.87835886 $1,626,383.5148999996 $11,439,287.363458861 $,777,919,565.83113194 6.7% Interest rate sensitive strategies: ` MSRs (incl. recapture)(2) $7,476,637.2201815248 $-3,051,016.59 $10,527,653.810181525 $,511,788,249.2684226 5.8% ESS (incl. recapture)(2) $-1,795,234.5740835285 $-4,827,899.83 $3,032,665.2559164716 $,102,884,078.92529221 -6.9796399708728973 Agency MBS $9,004,471.3599999994 $3,519,882.2899999982 $5,484,589.700000012 $53,751,802.213506639 0.67007772682549238 Non-Agency senior MBS (incl. jumbo) $,-47,444.906855101 $-,291,105.35999999964 $,243,661.35909314454 $1,490,727.7966666322 -0.12730426309335099 Interest rate hedges $-1,334,039.199999982 $-1,334,039.199999982 n/a Net interest rate sensitive strategies $13,304,390.985191144 $-5,984,178.5099999988 $19,288,569.495191142 $,669,914,858.20388818 7.9% Correspondent production $8,308,667.4053099938 $8,308,667.4053099938 $93,904,112.362663224 0.35392134364558731 Cash, short term investments, and other $,182,442.74 $,182,442.74 $69,699,795.5163342 1.5% Management fees & corporate expenses $,-10,694,543.500000002 n/a $,-10,694,543.500000002 Corporate $,-10,512,100.760000002 n/a $,-10,512,100.760000002 $69,699,795.5163342 -0.60327871892428198 Provision for income tax expense $-4,771,701 n/a $-4,771,701 Net income $19,394,927.508859999 $-4,357,794.995099999 $23,752,722.503959998 $1,611,438,331.4028468 4.8% Dividends on preferred stock $6,125,240.555555555 $,299,166,666.66666663 8.2% Net Income attributable to common shareholders $13,269,686.953304444 $1,312,271,664.7361803 4.4% Note: Amounts may not sum exactly due to rounding (1) Income contribution is net of any direct expenses associated with investments (e.g., loan fulfillment fees, loan servicing fees) (2) Equity allocated to MSR, ESS and distressed loan investments includes an allocation of exchangeable senior notes and associated expenses (3) Management’s internal allocation of equity. Amounts represent weighted averages during the period

Note: This slide presents estimates for illustrative purposes only, using PMT’s base case assumptions (e.g., for credit performance, prepayment speeds, financing economics).  Actual results may differ materially.  Please refer to slide 2 for important disclosures regarding forward-looking statements. Run-Rate Quarterly Income Potential from PMT’s Strategies Correspondent production results expected to benefit from improvements to loan acquisition strategies and optimization of secondary market execution and financing arrangements Continued deployment of proceeds from the preferred capital raises into CRT and MSR investments Distressed loan performance includes higher expectations for liquidation and litigation expenses Income potential does not reflect any gain/loss related to future bulk asset sales(4) 3Q17 Earnings Report (1) Management’s internal allocation of equity (2) Equity allocated to MSR, ESS and distressed loan investments reflects an allocation of exchangeable senior notes and associated expenses (3) Valuation-related changes include fair value recognition upon loan delivery under CRT agreements and market value changes (4) Pending bulk sale of $324 million in UPB of nonperforming and performing loans is reflected in the income potential. This transaction is subject to continuing due diligence and customary closing conditions. There can be no assurance regarding the size of the transaction or that the transaction will be completed at all Q4 2017 h9 Monthly QTD 2017 QTD 2017 Quarterly Run-Rate Quarterly Income Potential (Q4 2017-Q3 2018 Avg) ($ in millions, except EPS) Income Potential WA EquityAllocated Annualized Return on Equity (ROE) Credit sensitive strategies: Distressed loan investments(2) $2,467,945.568552269 $,415,033,502.9981544 2.4% 0 Other credit sensitive strategies GSE credit risk transfer(3) $17,622,035.648192424 $,241,329,611.80173138 0.29208244303927561 0 Non-Agency subordinate bonds $,104,376.53944443028 $2,503,059.9323451975 0.16679830649781771 0 Commercial real estate finance $,141,834.77914748079 $12,748,588.773187116 4.5% 0 Subtotal net other credit sensitive strategies $17,868,246.966784336 $,256,581,260.50726372 0.2785588773156486 Net credit sensitive strategies $20,336,192.23639563 $,671,614,763.50541806 0.12111819530289707 Interest rate sensitive strategies: MSRs (incl. recapture) $12,523,311.978901548 $,598,023,132.37859392 8.4% 0 ESS (incl. recapture) $3,153,659.704828375 $,100,236,584.33103783 0.12584865000639722 0 Agency MBS $4,243,515.1519559398 $54,817,193.721911639 0.30964847806572143 0 Non-Agency senior MBS (incl. jumbo) $,164,663.47281142685 $,861,879.41707447171 0.76420654467119686 0 Interest rate hedges $-1,055,667.2883029142 Net interest rate sensitive strategies $19,029,483.20194378 $,753,938,789.84861791 0.10096036058319947 Correspondent production $13,222,242.967099171 $86,503,509.865178227 0.61140839199273933 0 Cash, short term investments, and other $,221,419.25292075539 $81,033,650.60915351 1.9% 0 Management fees & corporate expenses $,-12,182,805.8450952 Corporate $,-11,961,386.592174444 $81,033,650.60915351 n/a Provision for income tax expense $-2,671,735.459506302 Net income $37,954,796.372808002 $1,593,090,713.2801294 9.5% 37,954,796.372808047 Dividends on preferred stock $6,235,937.5 $,310,000,000 8.5% Net Income attributable to common shareholders $31,718,858.872808024 $1,283,090,713.2801294 9.9% Diluted earnings per common share $0.46686637834309463 Notes: -4.5000243771634696E-2 Decreased Q4 2017 Conventional Volume by $209mm -0.21713760441229368 Increased Q1 2018 Conventional Volume by $2.8b Reduced Q4 2017 CRA Volume by $124mm, increased margin to 300bps from 280 bps Increased Q1 2018 CRA by $11mm, increased margin from 250 bps to 280bps. Left Fullfilment fee flat Increased Q1 2018 CRT eligible volume from 65% to 72.5% Checks To Top Of House $0 0 Quarterly Calc Date: 3/9/2017 Date: 7/4/2017 Equity Issued ,115,000,000 Equity Issued ,195,000,000 Net Equity Issued ,111,171,500 Net Equity Issued ,195,000,000 per annum 8.125% per annum 0.08 Days in Effect Days in Effect Three Month Total Days 90 Three Month Total Days 90 Wtd Equity Q1 Wtd Equity Q1 Q1 Preferred Income 2,335,937.5 Q1 Preferred Income 3,900,000 Preferred ROE 8.1250000000000003E-2 Preferred ROE 0.08 Balance Sheet Metrics WA Liabilities Credit sensitive strategies: Distressed loan investments $1,365,283,181.4301 Other credit sensitive strategies GSE credit risk transfer $,228,691,278.85000002 Non-Agency subordinate bonds $28,582,474.63710323 Commercial real estate finance $2,457,438.42291125 Subtotal net other credit sensitive strategies $,259,731,191.91001451 Net credit sensitive strategies $1,625,014,373.3401146 Interest rate sensitive strategies: MSRs (incl. recapture) $,286,064,681.49000001 ESS (incl. recapture) $,150,793,104.67500001 Agency MBS $,444,527,741.42500001 Non-Agency senior MBS (incl. jumbo) $,442,932,296.7378968 Interest rate hedges Net interest rate sensitive strategies $1,324,317,824.3278968 $0

Mortgage Investment Activities

Resolution Activity in 3Q17 Remained a Consistent Percentage of the Portfolio

Resolution Activity Over Time

($UPB in millions) (% by Activity Type)



$223
$238
$222
$209
$185
100%
75%
50%
25%
0%
3Q16
4Q16
1Q17
2Q17
3Q17
52%
48%
42%
50%
48%
33%
35%
43%
30%
34%
Leased REO
REO sales
Modifications
Short sales
Payoffs
Foreclosure sales

Resolution Activity in the Quarter

($UPB in millions)



Payoffs
2Q17 $13
3Q17 $8
Foreclosure sales
2Q17 $8
3Q17 $9
Short sales
2Q17 $13
3Q17 $10
REO sales
2Q17 $64
3Q17 $63
Total Liquidation Activities
2Q17 $98
3Q17 $90
Modifications
2Q17 $105
3Q17 $89
New REO Rentals
2Q17 $7
3Q17 $6

- Quarterly resolution activity as a percentage of the NPLs and REO was 18% in 3Q17, unchanged from 2Q17 and up from 14% in 3Q16
- Modifications comprised 48% of total resolution activity, down from 50% of total resolution activity in 2Q17
  - Streamlined modifications totaled $77 million, down from $88 million in 2Q17
- REO sales were 34% of total resolution activity, up from 30% in 2Q17, despite the ongoing reduction of REO inventory
  - REO inventory decreased to $185 million at September 30, 2017 from $207 million at June 30, 2017
- New REO rentals were $6 million, versus $7 million in 2Q17

PennyMac® 3Q17 Earnings Report | 11

Correspondent Production Volume and Mix Correspondent Production Highlights (1) For Government loans, PMT earns a sourcing fee and interest income for its holding period and does not pay a fulfillment fee ($ in billions) UPB (1) (1) 3Q17 Earnings Report Correspondent acquisitions by PMT in 3Q17 totaled $17.4 billion, up 7% Q/Q and down 8% Y/Y 62% government loans; 38% conventional loans 10% Q/Q growth in conventional conforming acquisitions, down 10% Y/Y Total lock volume of $17.4 billion, down 5% Q/Q and 19% Y/Y Continued strong purchase-money orientation of our correspondent production drove 3Q17 acquisition volume growth Continued strong growth in seller relationships, which totaled 604 at quarter end October correspondent acquisitions totaled $5.4 billion; locks totaled $5.2 billion Selected Operational Metrics $4.4000000000000004 Gov't 0.60273972602739723 2Q17 3Q17 $2.9 Fulfillment 0.39726027397260266 PCG Correspondent seller relationships 589 604 $7.3000000000000007 Purchase money loans, as a % of total acquisitions 0.82 0.83 82 73 77.5 WA FICO 2Q17 3Q17 PCG Government-insured 694 693 1245 3.4053156146179431E-2 1204 7.1174377224199281E-2 Conventional 753 749 1124 CDL WA FICO 2Q17 3Q17 Government-insured 690 692 Conventional 740 741

CRT Investments Outstanding ($ in millions) Completed $4.1 billion in UPB of deliveries during the quarter, which resulted in commitments to fund approximately $144 million of new CRT investments once the aggregation period is complete, $45 million of which had been invested at quarter end Income contribution for 3Q17 was $8 million lower than our expectations, driven by a widening of credit spreads during the quarter Fair value of the CRT investments (as recorded in PMT’s financial statements) reflects market expectations for higher potential credit losses that could result from the recent natural disasters Expect to mitigate actual disaster-related credit losses by targeted servicing initiatives and the high credit quality of the underlying loans(3) Loss recognized when a borrower reaches 180 days of delinquency; severity is a fixed percentage of the loan’s UPB Implemented modification programs and other servicing initiatives designed to address the cash flow disruptions for affected borrowers Borrowers are significantly invested in their homes; average loan-to-value (LTV) at origination was 81% PMT's Unique Investments in GSE Credit Risk Transfer 3Q17 Returns on CRT Investments (1) Represents equity allocation net of financing (2) Valuation-related changes include fair value recognition upon loan delivery under CRT Agreements and fair value changes (3) See slides 19 and 32 for performance metrics (4) Included in total income contribution (1) 3Q17 Earnings Report (4) CRT ($ in millions) Total Income Contribution Income Excluding Market-Driven Fair Value Changes(2)(4) Average CRT asset Investment income $14.2 $12.7 $,275,695,412 Return on average CRT assets 0.11401155395531666 0.10377914317241237 Return on average CRT equity 0.20936073211458045 0.18741997292526985 9393 26426 17033 0.64455460531294939

MSR Investments Continued to Grow ($ in millions) MSR investments resulting primarily from correspondent production activity increased to $790 million at September 30, 2017, from $735 million at June 30, 2017 Pursuing financing structures that will provide term financing and improve the return on equity for MSR investments ESS investments resulting from bulk, mini-bulk and flow MSR acquisitions by PFSI decreased to $249 million at September 30, 2017, from $262 million at June 30, 2017 MSR and ESS Investments at Period End Carrying value on balance sheet Related UPB ■ MSRs ■ ESS ■ UPB (right axis) 3Q17 Earnings Report

Financial Results

Pretax Income (Loss) by Operating Segment Note: Figures may not sum exactly due to rounding 3Q17 Earnings Report Unaudited ($ in millions) Credit Sensitive Strategies Interest Rate Sensitive Strategies Correspondent Production Corporate Total Pretax Income 3Q16 $16.614107000000001 $5.6315809999999997 $32.098768999999997 $-9.3306459999999998 $45.013810999999997 4Q16 $6.2619999999999996 $5.3579999999999997 $12.91 $-10.664999999999999 $13.865000000000002 1Q17 $19.427 $0.74399999999999999 $12.472 $-10.0345 $22.608499999999999 2Q17 $30.45 $5.4160000000000004 $8.0879999999999992 $-12.128 $31.826000000000001 3Q17 $13.066000000000001 $13.304 $8.31 $-10.513999999999999 $24.166 Unaudited ($ in millions) Credit Sensitive Strategies Interest Rate Sensitive Strategies Correspondent Production Corporate Total Pretax Income 1Q16 $8.2509999999999994 $2.3450000000000002 11.658234 $11.657999999999999 $-11.21 $11.043999999999997 2Q16 $-13.866256 $0.733954 $17.176976 $-12.202472 $-8.1577979999999997 3Q16 $16.614107000000001 $5.6315809999999997 $32.098768999999997 $-9.3306459999999998 $45.013810999999997 4Q16 $6.2619999999999996 $5.3579999999999997 $12.91 $-10.664999999999999 $13.865000000000002 1Q17 $19.427 $0.74399999999999999 $12.472 $-10.0345 $22.608499999999999

Credit Sensitive Strategies Segment Results The Credit Sensitive Strategies Segment includes results from distressed mortgage loans, CRT, non-Agency subordinated bonds and small balance commercial real estate investments Segment revenue decreased 49% Q/Q to $20.5 million Net gain on investments decreased 46% Q/Q to $18.6 million Driven by a 54% Q/Q decline in gains on CRT from credit spread widening (see slide 13 for further explanation) Net interest income decreased 59% Q/Q due primarily to the sale of performing loans and a decrease in capitalized interest from modifications Total expenses decreased 23% Q/Q to $7.5 million Other expenses decreased 48% Q/Q to $3.2 million, resulting from a reduction in professional services fees and advance losses from the distressed portfolio Unaudited 3Q17 Earnings Report Credit Sensitive Stategies 4Q16 2Q17 3Q17 Revenues: Net gain on investments: Mortgage loans at fair value $-1,036 $1,030 $3,277 Mortgage-backed securities $-,363 $257 $134 CRT Agreements 10,401 $32,853 $15,151 $9,002 $34,140 $18,562 Net interest income Interest income $26,436 $20,739 $15,951 Interest expense ,-15,669 $,-13,809 $,-13,096 10,767 6,930 2,855 Net (loss) gain on mortgage loans acquired for sale -,252 $149 $4 Net mortgage loan servicing fees 5 $29 $47 Other (loss) -5,364 $-1,079 $-,935 14,158 40,169 20,533 Expenses: Servicing fees payable to PennyMac Financial Services, Inc. 5,738 $3,522 $4,273 Other 2,158 $6,197 $3,194 Pretax income $6,262 $30,450 $13,066 Credit Sensitive Unaudited Quarter Ended ($ in thousands) June 30, 2017 September 30, 2017 Revenues: Net gain on investments: Mortgage loans at fair value $1,030 $3,277 Mortgage-backed securities 257 134 CRT Agreements 32,853 15,151 34,140 18,562 0.54055651541329452 Net interest income 6376 Interest income 20,739 15,951 9590 Interest expense ,-13,809 ,-13,096 -0.23171108138697394 0.50407779171894607 6,930 2,855 Net (loss) gain on mortgage loans acquired for sale 149 4 Net mortgage loan servicing fees 29 47 Other (loss) -1,079 -,935 -0.5242504409171076 40,169 20,533 0.54679688408324612 Expenses: Servicing fees payable to PennyMac Financial Services, Inc. 3,522 4,273 Other 6,197 3,194 9719 7467 0.50407779171894607 Pretax income $30,450 $13,066 Unaudited Quarter Ended ($ in thousands) December 31, 2016 March 31, 2017 Revenues: Net gain on investments: Mortgage loans at fair value $-1,036 $3,216 Mortgage-backed securities -,363 191 CRT Agreements 10,401 18,587 9,002 21,994 Net interest income Interest income 26,436 20,321 Interest expense ,-15,669 ,-14,272 10,767 6,049 Net (loss) gain on mortgage loans acquired for sale -,252 14 Net mortgage loan servicing fees 5 14 Other (loss) -5,364 -2,268 14,158 25,803 Expenses: Servicing fees payable to PennyMac Financial Services, Inc. 5,738 4,348 Other 2,158 2,028 7896 6376 Pretax income $6,262 $19,427

Performance of the Distressed Mortgage Loan Investments Combining net gains/(losses) with net interest income, revenue from distressed loans was $8.2 million, compared with $10.3 million in 2Q17 For 3Q17, positive valuation changes in the performing loan portfolio were partially offset by adverse changes in the NPL portfolio Performing Valuations benefitted from a continued strong market for loans with similar attributes Continued payment performance of loans Nonperforming Portfolio adversely impacted by current home price indications that were below prior forecasts Increased litigation risk and liquidation expense forecast for certain remaining NPLs Cash proceeds from liquidation and paydown activity on distressed mortgage loans and REO totaled $65 million Accumulated losses on assets liquidated during the quarter were $0.3 million, and net gains on liquidation were $3.5 million Completed previously announced performing loan sale generated $132 million in gross cash proceeds and $47 million in net cash proceeds after debt repayment and related expenses Net Gains/(Losses) on Mortgage Loans Cash Proceeds and Gain on Liquidation (1) Represents valuation gains and losses recognized during the period the Company held the respective asset, but excludes the gain or loss recorded upon sale or repayment of the respective asset (2) Represents the gain or loss recognized as of the date of sale or repayment of the respective asset Unaudited 3Q17 Earnings Report (1) (2) Unaudited Unaudited Quarter ended March 31, 2016 ($ in thousands) Quarter ended September 30, 2017 ($ in thousands) Quarter ended March 31, 2016 Quarter ended June 30, 2017 Accumulated Gain on 2,712 2,756 Accumulated Gain on Proceeds gains (losses) liquidation Proceeds gains (losses)(1) liquidation(2) Mortgage loans $25,748 $3,520 $255 Mortgage loans $32,257 $3,832 $1,385 REO 39,276 -3,807 3,280 Subtotal 65,024 -,287 3,535 Distressed Loan Sales ,131,507 22,995 229 $,196,531 $22,708 $3,764 REO 29,186 23,042 38,386 -4,229 2,636 #REF! #REF! $70,643 $-,397 $4,021 (1) Represents valuation gains and losses recognized during the period the Company held the respective asset, but excludes the gain or loss recorded upon sale or repayment of the respective asset (2) Represents the gain or loss recognized as of the date of sale or repayment of the respective asset Cash Proceeds and Gain on Liquidation Unaudited Quarter ended March 31, 2016 ($ in thousands) Quarter ended March 31, 2016 Quarter ended March 31, 2017 2,712 2,756 Accumulated Gain on Proceeds gains (losses)(1) liquidation(2) Mortgage loans $25,376 $2,980 $387 REO 29,186 23,042 63,201 -4,175 4,979 Subtotal 5,529 4,951 88,577 -1,195 5,366 Distressed Loan Sales(3) 241 181 73,536 9,573 45 34,956 28,174 $,162,113 $8,378 $5,411 (1) Represents valuation gains and losses recognized during the period the Company held the respective asset, but excludes the gain or loss recorded upon sale or repayment of the respective asset (2) Represents the gain or loss recognized as of the date of sale or repayment of the respective asset Get from IR-8 Gains in Liquidations 73.536000000000001 Unaudited Quarter ended ($ in thousands) $42,916 $43,008 Valuation Changes: Performing loans $15,466 $8,638 Nonperfoming loans ,-15,750 -5,841 -,284 2,797 Payoffs 1,348 224 Sales -34 256 $1,030 $3,277

Cash deposited in the SPV in other assets. Represents collateral for the initial credit risk retained Adjustment to timing of cash flows in the most recent CRT commitment allows more efficient deployment of capital during the aggregation period Derivative represents value of expected future cash inflows related to assumption of credit risk net of expected future losses Current cash collateralizing guarantee included in “Deposits securing credit risk transfer agreements” Includes fair value recognition upon loan delivery under CRT Agreements and market value changes Payments made to Fannie Mae, from pledged cash, for losses on loans underlying the CRT agreements Cash income to PMT from the CRT SPVs Total UPB of loans delivered to the CRT Special Purpose Vehicles (SPVs) and sold to Fannie Mae Credit Risk Transfer – Income Statement and Balance Sheet Treatment Current outstanding UPB of loans delivered to the CRT SPVs and sold to Fannie Mae (1) Cumulative for the ten quarters ending 9/30/2017 3Q17 Earnings Report ($ in thousands) Since Inception(1) As of December 31, 2016 1Q17 Activity 2Q17 Activity 3Q17 Activity As of June 30, 2017 UPB of mortgage loans transferred under CRT Agreements $25,515,506 $15,793,440 $1,834,295 $3,760,825 $4,126,946 $25,515,506 Deposits of restricted cash to secure guarantees $,556,099 ,453,953 15,793 41,355 44,998 ,556,099 Gains (losses) recognized on assets related to CRT Agreements included in Net gain on investments: Realized $58,440 23,129 10,288 11,361 13,662 58,440 Valuation-related 51,232 9,964 10,019 27,087 4,162 51,232 $,109,672 33,093 20,307 38,448 17,824 ,109,672 Payments made to settle losses $1,040 $90 $149 $262 $539 $1,040 At September 30, 2017 UPB of mortgage loans subject to guarantee obligation $22,931,988 Delinquency Current to 89 days delinquent $22,899,266 90 or more days delinquent $20,540 Foreclosure $2,481 Bankruptcy $9,701 Carrying value of CRT agreements Deposits included in Other assets $,545,694 Derivative assets $56,878 Commitments to fund Deposits securing CRT Agreements $,356,274

Interest Rate Sensitive Strategies Segment Results The Interest Rate Sensitive Strategies Segment includes investments in MSRs, ESS, Agency mortgage-backed securities (MBS), non-Agency senior MBS and related interest rate hedges Segment revenue increased 71% Q/Q to $20.7 million Net mortgage loan servicing fees increased 39% Q/Q, resulting from a growing servicing portfolio and a reduced impact from valuation-related changes MBS valuation gains of $4.9 million from spread tightening Interest income increased 4% Q/Q, driven by higher placement fee revenue on escrow deposits Total expenses increased 10% Q/Q to $7.4 million, driven by servicing portfolio growth (1) Includes $1.2 million in recapture income receivable from PFSI in 3Q17 Unaudited 3Q17 Earnings Report Interest Rate Sensitive Stategies 4Q16 1Q17 2Q17 Revenues: Net gain (loss) on investments: Mortgage loans held by variable interest entity net of asset-backed secured financing $-,347 $456 $-20 Mortgage-backed securities ,-22,752 $3,770 $4,867 Hedging derivatives 7,496 $-4,889 $-5,910 Excess servicing spread investment(1) 18,881 $-5,885 $-3,665 3,278 -6,548 -4,728 Net interest income Interest income 14,524 18672 19426 Interest expense ,-13,687 -15655 -15830 837 3,017 3,596 12,651 Net gain (loss) on investments 3,278 $-6,548 $-4,728 Net mortgage loan servicing fees 7,778 15668 21829 11,893 12,137 20,697 Expenses: Loan servicing fees payable to PennyMac Financial Services, Inc. 5,934 6576 7128 Other 601 145 265 Interest Rate Sensitive Pretax income $5,358 5,416 13,304 (1)Includes $x.x million in recapture income in 1Q17 Unaudited Quarter Ended ($ in thousands) June 30, 2017 September 30, 2017 Revenues: Net gain (loss) on investments: Mortgage-backed securities $3,770 $4,867 Mortgage loans held by variable interest entity net of asset-backed secured financing 456 -20 Hedging derivatives -4,889 -5,910 Excess servicing spread investment(1) -5,885 -3,665 -6,548 -4,728 Net interest income Interest income 18,672 19,426 Interest expense ,-15,655 ,-15,830 3,017 3,596 Net mortgage loan servicing fees 15,668 21,829 12,137 20,697 4,833 Expenses: Loan servicing fees payable to PennyMac Financial Services, Inc. 6,576 7,128 Other 145 265 6721 7393 -1.4082440956432449E-2 Pretax income $5,416 $13,304 Unaudited Quarter Ended ($ in thousands) December 31, 2016 March 31, 2017 Revenues: Net gain (loss) on investments: Mortgage-backed securities $,-22,752 $-51 Mortgage loans held by variable interest entity net of asset-backed secured financing -,347 292 Hedging derivatives 7,496 -4,144 Excess servicing spread investment(1) 18,881 -1,370 3,278 -5,273 Net interest income Interest income 14,524 16,102 Interest expense ,-13,687 ,-15,006 837 1,096 Net gain (loss) on investments 3,278 -5,273 Net mortgage loan servicing fees 7,778 11,738 11,893 7,561 Expenses: Loan servicing fees payable to PennyMac Financial Services, Inc. 5,934 6,133 Other 601 684 6535 6817 Pretax income $5,358 $744

Valuation of MSRs and Excess Servicing Spread (ESS) PMT carries most of its MSRs at the lower of amortized cost or fair value (LOCOM) Originated MSRs where the note rate on the underlying loan is less than or equal to 4.5% The fair value of MSRs carried at LOCOM was $20.8 million more than its carrying value at September 30, 2017, compared with $25.7 million at June 30, 2017 Unaudited (1) Pool UPB, weighted average coupon and expected prepayment speed represent the characteristics of the underlying MSR portfolio owned by PennyMac Financial. Weighted average servicing spread, fair value and valuation multiple relate to the ESS asset owned by PMT 3Q17 Earnings Report ($ in millions) Mortgage Servicing Rights Excess Servicing Spread(1) At 9/30/17 At lower of amortized cost or fair value At fair value Total Fair value Pool UPB $60,399.530557290236 $7,525.199730899903 $67,924.55053038022 $28,385.315741270006 164234.41680203044 Pool weighted average coupon 3.8666200652087687E-2 4.7022736688452783E-2 3.9591979329877659E-2 4.1742290616711399E-2 Weighted-average pool prepayment speed assumption (CPR) 8.3% 0.11079750377159472 8.6% 0.10713058381215936 Weighted average servicing fee/spread 2.5284333169974509E-3 2.5184949880450963E-3 2.5273322994230742E-3 1.8683929351012787E-3 Fair value $728.82776614023192 $82.311801299126685 $811.13956743935876 $246.92860122335796 As multiple of servicing fee 4.7724330218775455 4.3432352949687987 4.7250506234682881 4.6559622496302273 Carrying (accounting) value $708 $82.311801299126685 $790.33500000000004 $248.76300000000001 Fair value in excess of carrying value $20.827766140231915 1000000 ($ in millions) Mortgage Servicing Rights Excess Servicing Spread At 6/30/2016 At lower of amortized cost or fair value At fair value Fair value Pool UPB $40,590.718999999997 $6,496.7110000000002 $36,152 83239.429999999993 Pool weighted average coupon 3.8600000000000002E-2 4.7100000000000003E-2 4.2099999999999999E-2 Pool prepayment speed assumption (CPR) 0.10780000000000001 0.1426 0.125 Weighted average servicing fee/spread 2.5000000000000001E-3 2.5000000000000001E-3 1.9E-3 Fair value $417.09399999999999 $57.975000000000001 $294.55099999999999 As multiple of servicing fee 4.03 3.53 4.3499999999999996 Carrying (accounting) value $413.48200000000003 $57.975000000000001 $294.55099999999999 Fair value in excess of carrying value $3.6119999999999663 ($ in millions) Mortgage Servicing Rights Excess Servicing Spread At 3/31/15 Under lower of amortized cost or fair value Under fair value Fair value Pool UPB $29,155.694 $6,000.7 $33,142.364999999998 68298.758999999991 Pool weighted average coupon 3.8100000000000002E-2 4.7800000000000002E-2 4.1099999999999998E-2 Pool prepayment speed assumption (CPR) 8.9% 0.1353 0.11600000000000001 Weighted average servicing fee/spread 2.5999999999999999E-3 2.5000000000000001E-3 1.6000000000000001E-3 Fair value $327.702 $49.447000000000003 $222.309 As multiple of servicing fee 4.38 3.26 4.1980000000000004 Carrying (accounting) value $309.71199999999999 $49.447000000000003 $222.309 Fair value in excess of carrying value $17.990000000000009 ($ in millions) Mortgage Servicing Rights Excess Servicing Spread At 6/30/14 Under lower of amortized cost or fair value Under fair value Fair value UPB $24,640 $4,758 $26,963.818793999999 Weighted average coupon 3.7199999999999997E-2 4.7899999999999998E-2 4.2299999999999997E-2 Prepayment speed assumption (CPR) 8.6% 0.10199999999999999 0.1024 Weighted average servicing fee/spread 2.5999999999999999E-3 2.5000000000000001E-3 1.6000000000000001E-3 Fair value $289.2 $46.8 $190.24299999999999 As multiple of servicing fee 4.5599999999999996 3.88 4.37 Carrying (accounting) value $268.7 $46.8 $190.24299999999999 Fair value in excess of carrying value $20.5 ($ in millions) Mortgage Servicing Rights Excess Servicing Spread At 3/31/14 Under lower of amortized cost or fair value Under fair value Fair value UPB $23,897 $3,426.69 $22,246 Weighted average coupon 3.6999999999999998E-2 4.7899999999999998E-2 4.3999999999999997E-2 Prepayment speed assumption (CPR) 8.3% 9.4% 0.1045 Weighted average servicing fee/spread 2.5999999999999999E-3 2.5000000000000001E-3 1.6000000000000001E-3 Fair value $289.93400000000003 $36.180999999999997 $151 As multiple of servicing fee 4.71 4.1500000000000004 4.34 Carrying (accounting) value $265.24 $36.180999999999997 $151 Fair value in excess of carrying value $24.694000000000017 Mult is acct value / UPB / wt avg svc fee ($ in millions) Mortgage Servicing Rights Excess Servicing Spread At 12/31/13 Under lower of amortized cost or fair value Under fair value Fair value UPB $23,400 $2,393 $20,512.659 Weighted average coupon 3.6799999999999999E-2 4.7800000000000002E-2 4.4400000000000002E-2 Prepayment speed assumption (CPR) 8.2% 8.9% 9.7% Weighted average servicing fee/spread 2.5999999999999999E-3 2.5999999999999999E-3 1.552E-3 Fair value $289.74 $26.452000000000002 $138.72200000000001 As multiple of servicing fee 4.8 4.32 4.3600000000000003 Carrying (accounting) value $264.12 $26.452000000000002 $138.72200000000001 Fair value in excess of carrying value $25.620000000000005

Correspondent Production Segment Results Segment revenue totaled $34.4 million, a 9% increase from 2Q17, driven by continued strong lock volumes and stable margins The weighted average fulfillment fee rate for the quarter was 36bps, unchanged from 2Q17(2) Total expenses increased 11% Q/Q to $26.1 million driven by an higher fulfillment fee expense resulting from a 10% Q/Q increase in conventional conforming funding volumes (1) Conventional conforming and jumbo interest rate lock commitments (2) Fulfillment fees are based on funding volumes. Effective September 12, 2016, the contractual fulfillment fee is 0.35% for conventional loans sold to the Agencies, and 0.85% for all other loans. 3Q17 Earnings Report Unaudited($ in thousands) Quarter Ended June 30, 2017 As % of Interest Rate Lock Commitments(1) Quarter Ended Sept. 30, 2017 As % of Interest Rate Lock Commitments(1) Revenues: Net gain on mortgage loans acquired for sale $17,143 2.4414727438640659E-3 $17,963 2.8259954994107142E-3 Net interest income Interest income 12,820 1.8257994852906331E-3 16,018 2.5200019990848309E-3 Interest expense -8,962 -1.2763506230245439E-3 ,-11,351 -1.7857749214391259E-3 3,858 5.4944886226608917E-4 4,667 7.3422707764570524E-4 0.66705002875215647 0.63715511955855308 Other income 10,497 1.4949623398670651E-3 11,762 1.8504347305054179E-3 -2.9894909193603381E-2 31,498 4.4858839459972202E-3 34,392 5.4106573075618372E-3 Expenses: Mortgage loan fulfillment and servicing fees payable to PennyMac Financial Services, Inc. 21,108 3.0061603381836728E-3 23,508 3.6983522908282064E-3 Other 2,302 3.2784636623549437E-4 2,574 4.0494975313050039E-4 23,410 3.3340067044191671E-3 26,082 4.103302043958707E-3 Pretax income $8,088 1.1518772415780531E-3 $8,310 1.3073552636031307E-3 Conventional and Jumbo Locks 6356344.1639400003 ($ in thousands) 42735 42825 1000 5,957,343,983 Revenues: 7,131,150 Net gain on mortgage loans acquired for sale $23,561 3.4022139537217594E-3 $19,011 3.6669977058441804E-3 17143 5,964,475,133 Net interest income Interest income 16,695 2.4107619352907251E-3 11,357 2.1906313684326106E-3 Interest expense ,-11,485 -1.6584367072065875E-3 -7,901 -1.5240097245739241E-3 5,210 7.523252280841376E-4 3,456 6.6662164385868647E-4 Loan origination fees & other 13,905 2.0078852776410621E-3 8,317 1.6042512187420992E-3 3.1873718267038669E-3 Total Revenues $42,676 6.1624244594469585E-3 30,784 5.9378705684449661E-3 0 Expenses: 1.3944227806373184E-3 Loan fulfillment and servicing fees $27,188 3.9259536086663207E-3 16,575 3.1971220332632313E-3 Other 2,578 3.722638076777172E-4 1,737 3.3504681579355855E-4 Total Expenses $29,766 4.2982174163440382E-3 18,312 3.5321688490567897E-3 Pretax income $12,910 1.8642070431029202E-3 $12,472 2.4057017193881763E-3 Conforming and Jumbo Locks 6925196.45163 5184350.1210000003 Revenues: Net gain on mortgage loans acquired for sale 19011 Interest income Loan origination fees 11357 Total Revenues -7901 Expenses: 3456 Loan fulfillment fees 8317 Interest 30784 Loan servicing & other Total Expenses 16575 1737 Pre-tax net income 18312 Conforming and Jumbo Locks 12472 5184350.1210000003 Conforming and Jumbo Locks (previous number)

Corporate Segment Results The Corporate Segment includes interest income from certain cash and short-term investments, management fees and corporate expenses Segment revenue increased to $182,000 from $155,000 in 2Q17 Total expenses decreased 13% Q/Q to $10.7 million Compensation and professional services expense decreased 41% Q/Q, resulting from a reduction in share-based compensation 2Q17 expenses include costs related to the equity raise Partially offset by an increase in management fees due to PMT’s higher equity capital base Unaudited 3Q17 Earnings Report Corpoorate Expenses 4Q16 2Q17 3Q17 Revenues: Net investment income: Net interest income Interest income $201 155 182 Interest expense 0 0 0 201 155 182 Other income 0 0 201 155 182 Expenses: Management fees payable to PennyMac Financial Services, Inc. 5,081 5638 6038 Corporate Expenses Common overhead allocation from PFSI 1,484.904 1,592 1193.3640599999999 Compensation and professional services 2,922.8269999999998 3,380 1996.0124200000002 1000 Technology 403.44 396 373.47515999999996 Insurance 388.62299999999999 330 300.44011 Other 585.62900000000002 947 793.57561999999984 10,866.423000000001 12,283 10,694.86737 Pretax loss $,-10,665.423000000001 $,-12,128 $,-10,513.86737 Unaudited Quarter Ended 4658 ($ in thousands) June 30, 2017 September 30, 2017 Revenues: Net interest income Interest income $155 $182 Interest expense 0 0 155 182 Other income 0 0 155 182 Expenses: Management fees payable to PennyMac Financial Services, Inc. 5,638 6,038 0.12579872204472844 Other expenses Common overhead allocation from PFSI 1,592 1,193.3640599999999 0.11009073876120291 Compensation and professional services 3,380 1,996.124200000002 0.19419437810031245 Technology 396 373.47515999999996 0.24500504604317894 Insurance 330 300.44011 -2.3428830156517647E-2 Other 947 793.57561999999984 1.4891446919452109 12283 10694.86737 0.1979836965344762 Pretax loss $,-12,128 $,-10,513.86737 0.22145641611911915

Appendix

Book value per common share(1) PMT EPS, Common Dividends and Book Value Per Common Share Over Time 10% 4% Return on Avg. Common Equity(2) (1) At period end. (2) Return on average common equity is calculated based on annualized quarterly net income attributable to common shareholders as a percentage of monthly average common equity during the period. 4% EPS & Common Dividend (1)% 10% 9% 9% 8% 4% 3Q17 Earnings Report

Correspondent loan inventory PMT’s Long-Term Investments ■ CRT(1) ■ Retained interests from private-label securitizations ■ MSRs and ESS ■ Agency and non-Agency MBS ■ Distressed whole loans and REO PMT's Mortgage Assets and Leverage Ratio Over Time Leverage ratio(2) (1) The fair value of CRT investments is reflected on the balance sheet as restricted cash and a net derivative asset included in derivative assets (2) All borrowings, including exchangeable senior notes and asset-backed secured financing of the variable interest entity, divided by shareholders’ equity at period end Mortgage Assets ($ in millions) 3.8x 3.6x 3.0x 3.0x 2.5x 3Q17 Earnings Report

(2) PMT’s interest rate risk exposure is managed on a “global” basis Disciplined hedging Multiple mortgage-related investment strategies with complementary interest rate sensitivities Utilization of financial hedge instruments Also considers recapture benefit on MSRs and ESS and revenue opportunities from correspondent production Management of PMT’s Interest Rate Risk(1) Estimated Sensitivity to Changes in Interest Rates % change in PMT shareholders’ equity At 9/30/17 (1) Analysis does not include PMT assets for which interest rates are not a key driver of values, i.e., distressed whole loans and REO. The sensitivity analyses on the slide and the associated commentary are limited in that they are estimates as of September 30, 2017; only reflect movements in interest rates and do not contemplate other variables; do not incorporate changes in the variables in relation to other variables; are subject to the accuracy of various models and assumptions used; and do not incorporate other factors that would affect the Company’s overall financial performance in such scenarios, including operational adjustments made by management to account for changing circumstances. For these reasons, the preceding estimates should not be viewed as an earnings forecast. (2) Includes loans acquired for sale and IRLCs, net of associated hedges, Agency and Non-Agency MBS assets (3) Includes MSRs, ESS, and hedges which include put and call options on MBS, Eurodollar futures, Treasury futures, and Exchange-traded swaps (4) Net exposure represents the net position of the “Long” Assets and the MSRs/ESS and Hedges (3) (4) Instantaneous parallel shock in interest rates (in bps) 3Q17 Earnings Report

Nonperforming Loans (at September 30, 2017) Performing Loans (at September 30, 2017) Nonperforming loans are held on average at a 40% discount to current property value – fair value considers costs expected over the liquidation timeline, expected property appreciation and reperformance probability PMT advances funds for items such as property taxes and property preservation to protect the value of its investment in the underlying property; these advances are recovered from the proceeds when the loan is liquidated before loan balances are repaid or from borrower reperformance either through modification of the loan or reinstatement of the loan to current status Performing loans provide ongoing cash interest income and, as they season, the opportunity to monetize gains through payoffs, refinances or loan sales Carrying Values for PMT’s Distressed Whole Loans (in millions) (in millions) 3Q17 Earnings Report

Distressed Portfolio by Acquisition Period (1) Ratio of unpaid principal balance remaining to unpaid principal balance at acquisition 3Q17 Earnings Report 1Q10 2Q10 3Q10 4Q10 Purchase 3Q17 Purchase 3Q17 Purchase 3Q17 Purchase 3Q17 Balance ($mm) $182.672582201057 18.62579479 Balance ($mm) $195.49637637999993 17.814592079999997 Balance ($mm) $146.16193093000001 10.16696827 Balance ($mm) $277.81527073999996 22.410982370000003 Pool Factor(1) 1 0.10196272787943431 Pool Factor(1) 1 9.1124922159030369E-2 Pool Factor(1) 1 6.9559619288754287E-2 Pool Factor(1) 1 8.0668648308299271E-2 Current 6.2% 0.38115233900308637 Current 5.1% 0.40140354367294612 Current 1.2% 0.2265003055822461 Current 5.2% 0.29135472966774728 30 1.6% 0.11680777408586493 30 2.3% 9.8% 30 .4% 0.12359135551821683 30 4.2% 0.13686463758527331 60 5.8% 5.3% 60 4.1% 2.4% 60 1.3% 0.10058723336607797 60 5.8% 5.9% 90+ 0.37751962406759487 0.14906568290394012 90+ 0.42798263179756652 0.14975517306372138 90+ 0.382033460318353 0.15070632850514443 90+ 0.26823853620970328 0.18095562358875747 FC 0.46419279351222298 0.22709805609320793 FC 0.45929744234986214 0.23733202203078455 FC 0.58920656604656152 0.38026659937633506 FC 0.59076838092028339 0.1676038452035068 REO 2.3% 7.3% REO 0.0% 9.7% REO 0.0% 1.8% REO 0.0% 0.1644097955711345 1Q11 2Q11 3Q11 4Q11 Purchase 3Q17 Purchase 3Q17 Purchase 3Q17 Purchase 3Q17 Balance ($mm) $515.06181411999989 68.41640993 Balance ($mm) $259.77640001999998 39.713087249999973 Balance ($mm) $542.58631182000011 64.434131980000004 Balance ($mm) $49.030928989999992 11.262255430000002 Pool Factor(1) 1 0.13283145450588624 Pool Factor(1) 1 0.15287411499636799 Pool Factor(1) 1 0.11875369978256226 Pool Factor(1) 1 0.22969696193798353 Current 1.9657515374729567 0.29940047060285735 Current 0.11510263621983363 0.34034160086609744 Current .6% 0.27978121945672557 Current .2% 0.1724952636773929 30 1.9% 6.3% 30 6.5% 0.1143023898249059 30 1.3% 0.11503564977488508 30 87349884822159887.9% 0.1948599357952939 60 3.9% 4.2% 60 5.2% 5.9% 60 2.2% 7.1% 60 .2% 3.8% 90+ 0.25935027693370794 0.20316251765068316 90+ 0.31153207325134025 0.2162886749631886 90+ 0.22641709500175353 0.14576903205455424 90+ 0.70432946899789106 0.23096267227886874 FC 0.66302490871597985 0.24791510512396153 FC 0.43895799272459313 0.19348821464390178 FC 0.73029441058117417 0.2234053239743822 FC 0.29025570151653785 0.16617289508590025 REO 0.0% 0.14491943482776076 REO 1.7% 7.7% REO .4% 0.16585882173934113 REO 0.0% 0.19796711714253845 1Q12 2Q12 3Q12 4Q12 No Pools Purchased in this Quarter. Purchase 3Q17 Purchase 3Q17 Purchase 3Q17 Balance ($mm) $402.45030485000052 68.366757139999976 Balance ($mm) $357.15906187000053 67.094555349999993 Balance ($mm) $290.26023193999981 64.488849549999998 Pool Factor(1) 1 0.1698762712218129 Pool Factor(1) 1 0.18785623133488127 Pool Factor(1) 1 0.22217597332910075 Current 0.45015742064731151 0.28550770457093533 Current 0.0% 0.22088045583865695 Current 3.6% 0.33426125710750881 30 3.9764924953814423 0.1494603419477035 30 2643453577956948.3% 5.6% 30 1.3% 0.15629657778567083 60 4.3% 4.3% 60 .1% 4.8% 60 5.4% 6.5% 90+ 0.31333999423109132 0.23037508445438604 90+ 0.49066117735460413 0.19154299604431316 90+ 0.578160596883591 0.153632267425059 FC 0.15289854528234162 0.21275932995057373 FC 0.50802216807827427 0.26420309364193439 FC 0.32398010475454603 0.16559825465207104 REO 79773998461663616.8% 8.2% REO 0.0% 0.21972822404284706 REO 0.0% 0.12481236548900411 1Q13 2Q13 3Q13 4Q13 Purchase 3Q17 Purchase 3Q17 Purchase 3Q17 Purchase 3Q17 Balance ($mm) $366.18001965000002 78.500903299999976 Balance ($mm) $397.26270838999989 121.61501535000011 Balance ($mm) $929.48776080999994 286.90200470000002 Balance ($mm) $507.25326598999976 224.5147695499999 Pool Factor(1) 1 0.21437789908644453 Pool Factor(1) 1 0.30613247299972712 Pool Factor(1) 1 0.30866679131953273 Pool Factor(1) 1 0.44260882009663804 Current 1.6% 0.41612915911503917 Current 4.8% 0.32030534665389082 Current .8% 0.24882894417084572 Current 1.4% 0.22434020207647407 30 1.5% 0.13152712065671224 30 7.4% 0.13788068209950693 30 .3% 6.4% 30 .2% 6.6% 60 3.5% 8.4% 60 7.6% 4.2% 60 .7% 2.9716366495643382 60 49456176395509983.5% 1.9702629046927222 90+ 0.82228762991438109 0.15694774635797085 90+ 0.45320655965837436 0.1843495518664176 90+ 0.58595936406453941 0.19360858903053876 90+ 0.38327758085609415 0.15453362907723239 FC 0.11200811442197979 9.3% FC 0.34857030802412398 0.15627250290849878 FC 0.39623865562150751 0.24147558004149422 FC 0.60015642926585211 0.28439855323540336 REO 0.0% 0.11765951335237688 REO 41969753636255736.4% 0.15900483623957373 REO 0.0% 0.22232131910927705 REO 0.0% 0.25118973537035172 1Q14 2Q14 3Q14 4Q14 Purchase 3Q17 Purchase 3Q17 No Pools Purchased in this Quarter. Purchase 3Q17 Balance ($mm) $438.97483355999952 200.22158570000005 Balance ($mm) $37.864462410000002 14.747641029999999 Balance ($mm) $330.8 147.01596782000001 Pool Factor(1) 1 0.45611176403039416 Pool Factor(1) 1 0.38948502345843811 Pool Factor(1) 1 0.44446865934916568 Current 6.2% 0.18577411721097972 Current .7% 0.38148737405225547 Current 1.6% 0.31681078654684597 30 .7% 4.6% 30 .6% 0.13939520400707772 30 1.6% 7.4% 60 .7% 2.9985370003989532 60 1.4% 9.5% 60 7.0999999999999994 .98594595641114495 90+ 0.37474172053536514 0.21810410229909585 90+ 0.59012298175660305 0.13278592935754416 90+ 0.52700000000000002 0.21531337663100936 FC 0.53788599573038365 0.28980731506612983 FC 0.38217975613403099 0.13611162462638268 FC 0.36899999999999999 0.23024317325478397 REO 1.0978773113063386 0.23037667146994317 REO 0.0% 0.11557811290176215 REO 0.0% 0.15377021234644825 1Q15 Purchase 3Q17 No distressed loan acquisitions since 1Q15 Balance ($mm) $310.2 164.98780063000009 Pool Factor(1) 1 0.53194408404511406 Current 1.8% 0.25605376693722892 30 .3% 8.9% 60 1.1% 1.5% 90+ 0.66700000000000004 0.20036183798906365 FC 0.311 0.26734159047865841 REO 0.0% 0.17242783855151989

Distressed Portfolio by Acquisition Period (cont.) (1) Ratio of unpaid principal balance remaining to unpaid principal balance at acquisition 3Q17 Earnings Report ` 2Q10 3Q10 4Q10 Purchase 3Q17 Purchase 3Q17 Purchase 3Q17 Purchase 3Q17 Balance ($mm) $182.672582201057 18.62579479 Balance ($mm) $195.49637637999993 17.814592079999997 Balance ($mm) $146.16193093000001 10.16696827 Balance ($mm) $277.81527073999996 22.410982370000003 Pool Factor(1) 1 0.10196272787943431 Pool Factor(1) 1 9.1124922159030369E-2 Pool Factor(1) 1 6.9559619288754287E-2 Pool Factor(1) 1 8.0668648308299271E-2 Current 6.2% 0.38115233900308637 Current 5.1% 0.40140354367294612 Current 1.2% 0.2265003055822461 Current 5.2% 0.29135472966774728 30 1.6% 0.11680777408586493 30 2.3% 9.8% 30 .4% 0.12359135551821683 30 4.2% 0.13686463758527331 60 5.8% 5.3% 60 4.1% 2.4% 60 1.3% 0.10058723336607797 60 5.8% 5.9% 90+ 0.37751962406759487 0.14906568290394012 90+ 0.42798263179756652 0.14975517306372138 90+ 0.382033460318353 0.15070632850514443 90+ 0.26823853620970328 0.18095562358875747 FC 0.46419279351222298 0.22709805609320793 FC 0.45929744234986214 0.23733202203078455 FC 0.58920656604656152 0.38026659937633506 FC 0.59076838092028339 0.1676038452035068 REO 2.3% 7.3% REO 0.0% 9.7% REO 0.0% 1.8% REO 0.0% 0.1644097955711345 1Q11 2Q11 3Q11 4Q11 Purchase 3Q17 Purchase 3Q17 Purchase 3Q17 Purchase 3Q17 Balance ($mm) $515.06181411999989 68.41640993 Balance ($mm) $259.77640001999998 39.713087249999973 Balance ($mm) $542.58631182000011 64.434131980000004 Balance ($mm) $49.030928989999992 11.262255430000002 Pool Factor(1) 1 0.13283145450588624 Pool Factor(1) 1 0.15287411499636799 Pool Factor(1) 1 0.11875369978256226 Pool Factor(1) 1 0.22969696193798353 Current 1.9657515374729567 0.29940047060285735 Current 0.11510263621983363 0.34034160086609744 Current .6% 0.27978121945672557 Current .2% 0.1724952636773929 30 1.9% 6.3% 30 6.5% 0.1143023898249059 30 1.3% 0.11503564977488508 30 87349884822159887.9% 0.1948599357952939 60 3.9% 4.2% 60 5.2% 5.9% 60 2.2% 7.1% 60 .2% 3.8% 90+ 0.25935027693370794 0.20316251765068316 90+ 0.31153207325134025 0.2162886749631886 90+ 0.22641709500175353 0.14576903205455424 90+ 0.70432946899789106 0.23096267227886874 FC 0.66302490871597985 0.24791510512396153 FC 0.43895799272459313 0.19348821464390178 FC 0.73029441058117417 0.2234053239743822 FC 0.29025570151653785 0.16617289508590025 REO 0.0% 0.14491943482776076 REO 1.7% 7.7% REO .4% 0.16585882173934113 REO 0.0% 0.19796711714253845 1Q12 2Q12 3Q12 4Q12 No Pools Purchased in this Quarter. Purchase 3Q17 Purchase 3Q17 Purchase 3Q17 Balance ($mm) $402.45030485000052 68.366757139999976 Balance ($mm) $357.15906187000053 67.094555349999993 Balance ($mm) $290.26023193999981 64.488849549999998 Pool Factor(1) 1 0.1698762712218129 Pool Factor(1) 1 0.18785623133488127 Pool Factor(1) 1 0.22217597332910075 Current 0.45015742064731151 0.28550770457093533 Current 0.0% 0.22088045583865695 Current 3.6% 0.33426125710750881 30 3.9764924953814423 0.1494603419477035 30 2643453577956948.3% 5.6% 30 1.3% 0.15629657778567083 60 4.3% 4.3% 60 .1% 4.8% 60 5.4% 6.5% 90+ 0.31333999423109132 0.23037508445438604 90+ 0.49066117735460413 0.19154299604431316 90+ 0.578160596883591 0.153632267425059 FC 0.15289854528234162 0.21275932995057373 FC 0.50802216807827427 0.26420309364193439 FC 0.32398010475454603 0.16559825465207104 REO 79773998461663616.8% 8.2% REO 0.0% 0.21972822404284706 REO 0.0% 0.12481236548900411 1Q13 2Q13 3Q13 4Q13 Purchase 3Q17 Purchase 3Q17 Purchase 3Q17 Purchase 3Q17 Balance ($mm) $366.18001965000002 78.500903299999976 Balance ($mm) $397.26270838999989 121.61501535000011 Balance ($mm) $929.48776080999994 286.90200470000002 Balance ($mm) $507.25326598999976 224.5147695499999 Pool Factor(1) 1 0.21437789908644453 Pool Factor(1) 1 0.30613247299972712 Pool Factor(1) 1 0.30866679131953273 Pool Factor(1) 1 0.44260882009663804 Current 1.6% 0.41612915911503917 Current 4.8% 0.32030534665389082 Current .8% 0.24882894417084572 Current 1.4% 0.22434020207647407 30 1.5% 0.13152712065671224 30 7.4% 0.13788068209950693 30 .3% 6.4% 30 .2% 6.6% 60 3.5% 8.4% 60 7.6% 4.2% 60 .7% 2.9716366495643382 60 49456176395509983.5% 1.9702629046927222 90+ 0.82228762991438109 0.15694774635797085 90+ 0.45320655965837436 0.1843495518664176 90+ 0.58595936406453941 0.19360858903053876 90+ 0.38327758085609415 0.15453362907723239 FC 0.11200811442197979 9.3% FC 0.34857030802412398 0.15627250290849878 FC 0.39623865562150751 0.24147558004149422 FC 0.60015642926585211 0.28439855323540336 REO 0.0% 0.11765951335237688 REO 41969753636255736.4% 0.15900483623957373 REO 0.0% 0.22232131910927705 REO 0.0% 0.25118973537035172 1Q14 2Q14 3Q14 4Q14 Purchase 3Q17 Purchase 3Q17 No Pools Purchased in this Quarter. Purchase 3Q17 Balance ($mm) $438.97483355999952 200.22158570000005 Balance ($mm) $37.864462410000002 14.747641029999999 Balance ($mm) $330.8 147.01596782000001 Pool Factor(1) 1 0.45611176403039416 Pool Factor(1) 1 0.38948502345843811 Pool Factor(1) 1 0.44446865934916568 Current 6.2% 0.18577411721097972 Current .7% 0.38148737405225547 Current 1.6% 0.31681078654684597 30 .7% 4.6% 30 .6% 0.13939520400707772 30 1.6% 7.4% 60 .7% 2.9985370003989532 60 1.4% 9.5% 60 7.0999999999999994 .98594595641114495 90+ 0.37474172053536514 0.21810410229909585 90+ 0.59012298175660305 0.13278592935754416 90+ 0.52700000000000002 0.21531337663100936 FC 0.53788599573038365 0.28980731506612983 FC 0.38217975613403099 0.13611162462638268 FC 0.36899999999999999 0.23024317325478397 REO 1.0978773113063386 0.23037667146994317 REO 0.0% 0.11557811290176215 REO 0.0% 0.15377021234644825 1Q15 Purchase 3Q17 No distressed loan acquisitions since 1Q15 Balance ($mm) $310.2 164.98780063000009 Pool Factor(1) 1 0.53194408404511406 Current 1.8% 0.25605376693722892 30 .3% 8.9% 60 1.1% 1.5% 90+ 0.66700000000000004 0.20036183798906365 FC 0.311 0.26734159047865841 REO 0.0% 0.17242783855151989

Correspondent Production Fundings and Locks by Product Note: Figures may not sum exactly due to rounding 3Q17 Earnings Report ($ in millions) 3Q16 4Q16 1Q17 2Q17 3Q17 Fundings Conventional $7,263 $7,492 $4,632 $5,918.259999999998 $6,530.360000000001 Government 11657 12544 9280 10392.396000000001 10873.405000000001 Jumbo 1 - - - - Total $18,920 $20,036 $13,912 $16,310.422 $17,403.440999999999 Locks Conventional $8,687 $6,925 $5,184 $7,021.581561 $6,356.3441639400007 Government 12868 12289 9292 11209.338514999999 10999.3008760595 Jumbo 2 - - - - Total $21,558 $19,215 $14,476 $18,230.920075999999 $17,355.645039999501

PMT’s Investments in GSE Credit Risk Transfer (1) FICO and LTV metrics at origination (UPB in billions) 3Q17 Earnings Report ($ in billions) CRT 2015 -1 (May 2015 - July 2015) CRT 2015 -2 (August 2015 - Feburary 2016) CRT 2016 -1 (Feburary 2016 - August 2016) At inception 43008 At inception 43008 At inception 43008 UPB $1.32 $0.83700108961999997 UPB $4.2 $3.1690536089400001 UPB $6.4 $5.8484372096800001 Loan Count 4,108 3,213 Loan Count 15,255 12,234 Loan Count 21,615 20,021 % Purchase 0.67599805258033097 0.694055399937752 % Purchase 0.71399541134054401 0.72788948831126299 % Purchase 0.67400000000000004 0.69417112032366002 WA FICO(1) 741.62092290717601 742.27814565698498 WA FICO(1) 742.59141710737094 742.61460423004996 WA FICO(1) 748.14379736670799 748.71288440354897 WA LTV(1) 0.80542303113345803 0.77950786150960005 WA LTV(1) 0.81227108641329104 0.79150099402020002 WA LTV(1) 0.81213195516699999 0.79312571596119996 60+ Days Delinquent Loan Count 21 60+ Days Delinquent Loan Count 67 60+ Days Delinquent Loan Count 39 60+ Days Delinquent % o/s UPB .716% 60+ Days Delinquent % o/s UPB .551% 60+ Days Delinquent % o/s UPB .18% 180+ Days Delinquent Loan Count 7 180+ Days Delinquent Loan Count 21 180+ Days Delinquent Loan Count 9 Actual Losses ($k) $212.05600000000001 Actual Losses ($k) $487.22500000000002 Actual Losses ($k) $234.47800000000001 CRT 2016 -2 (August 2016 - Current) Total At inception 43008 At inception 43008 UPB $13.0771133242198 $13.0771133242198 UPB $24.997113324219804 $22.931605232459802 Loan Count 48,026 48,026 Loan Count 89,004 83,494 % Purchase 0.77233165368758505 0.77233165368758505 % Purchase 0.73571587619683798 0.74406544182815504 WA FICO(1) 744.48260488001097 744.48260488001097 WA FICO(1) 745.32919359412597 745.22287556877302 WA LTV(1) 0.81704822325920001 0.81704822325920001 WA LTV(1) 0.81229031279498298 0.80604632686800004 60+ Days Delinquent Loan Count 27 60+ Days Delinquent Loan Count 154 60+ Days Delinquent % o/s UPB 55919579258033.559% 60+ Days Delinquent % o/s UPB .18% 180+ Days Delinquent Loan Count 3 180+ Days Delinquent Loan Count 40 Actual Losses ($k) $106.584 Actual Losses ($k) $1,040.3430000000001

Net Cash Flows from Existing Investments (1) Quarterly cash flows from investing activities are derived from the Company’s year-to-date statements of cash flows (2) Debt repayment from liquidations calculated based on debt advance rates for each asset type (3) Revenue component of net loan servicing fees as reported quarterly (4) Investment Activities segment net interest income from the quarterly segment income statement Reconciliation of Non-GAAP Financial Measure 3Q17 Earnings Report Net Cash Flows from Existing Investments and Dividends GAAP to non-GAAP reconciliation ($ in thousands) Quarter Ended $43,008 $42,916 $42,825 $42,735 $42,643 1Q15 1 Cash flows from investing activities(1) $,286,281 $87,241 $42,023 $25,713 $-,146,950 Repayment of debt related to MBS financing $17,802 0.9 $16,021.800000000001 Adjustments to remove items: Purchase of mortgage-backed securities at fair value 0 0 ,251,872 ,213,813 ,301,729 Repayment of debt related to NPL 59,596 0.69289999999999996 41,294.68399999996 Sale of mortgage-backed securities at fair value ,-32,391 ,-26,630 ,-26,123 ,-34,038 -,123,329 Sale of mortgage loans at fair value 0 0 0 - -,891 Deposit of cash securing CRT agreements 44,998 41,355 15,793 24,073 89,697 Net settlement of derivative financial instruments 711 -,316 28 1,139 3,284 Change in margin deposits and restricted cash 7,482 ,-41,399 36,267 ,-43,079 ,-13,752 Net purchase of mortgage servicing rights 10 7 62 137 0 Net decrease (increase) in short-term investments ,-71,720 57,483 -,102,205 88,735 16,476 Repayment of debt related to REO 65,976 0.69289999999999996 45,714.770399999994 Bulk sale of mortgage loans at fair value -,131,507 0 ,-88,872 -,139,449 0 $,103,864 $,117,741 $,128,845 $,137,044 $,126,264 Repayment of debt related to NPL 0.62729999999999997 0 Other adjustments: Repayment of debt related to REO 0.62729999999999997 0 2 Debt repayment on investment liquidations/sales(2) $,-43,052.263999999996 $,-63,525.3 $,-82,878.6999999998 $,-87,931.651040930388 $,-75,728.24000000005 $0 3 Servicing fees(3) 44,280 41,084 38,505 37,079 34,304 Repayment of debt related to REO 0.62729999999999997 0 4 Net interest income from Credit Sensitive and Interest Rate Sensitive Strategies(4) 6,451 9,947 7,145 11,563 12,327 7,145 5 Less capitalized interest ,-12,965 ,-10,814 -9,903 ,-22,037 ,-23,068 6 Expenses excluding fulfillment fees ,-28,131 ,-31,026 ,-25,296 ,-27,899 ,-31,057 Net cash flows from existing investments $70,446.736000000004 $63,406.7 $56,417.993000000002 $47,818.348959069612 $43,041.975999999995 2Q14 3Q17 2Q17 1Q17 4Q16 3Q16 Expenses $51,638 $52,133 $41,866 $55,063 $58,312 Non-cash equity comp Fulfillment fees ,-23,507 ,-21,107 ,-16,570 ,-27,164 ,-27,255 Expense adjustment $28,131 $31,026 $25,296 $27,899 $31,057 2Q17 2Q17 1Q17 4Q16 3Q16 Repayment of debt related to MBS financing Repayment of debt related to NPL 12,827.453999999998 35,120.400000000001 37,483.175000000003 48,967.227040930389 43,530.75 Repayment of debt related to REO 30,224.81 28,404.9 45,394.831999999995 38,964.423999999999 32,197.273999999998 Repayment of debt adjustment $43,052.263999999996 $63,525.3 $82,878.6999999998 $87,931.651040930388 $75,728.24000000005 3Q17 2Q17 1Q17 4Q16 3Q16 Advance rate - repayment of MBS 0.91 0.91 0.89 0.89 0.83 Hide Advance rate - repayment of NPL 0.56999999999999995 0.74 0.75 0.75 0.75 Hide Advance rate - repayment of REO 0.77 0.74 0.71799999999999997 0.71799999999999997 0.71799999999999997 Hide Pre-advance repayment - NPL ,170,808 47,460 ,127,556 ,196,468 58,041 Hide Pre-advance repayment - REO 39,253 38,385 63,224 54,268 44,843 Hide Re-performing loan sale (liq table) $,131,507 $0 $88,872 $,139,449 Proceeds net of incumbrance 46,973.894 30,688.174999999999 41,065.227040930396 Repo Cost 84,533.106 58,183.824999999997 98,383.772959069611 ,126,397.92 0.64280309032979233 0.65469242281033391 39,301 $74,958.989999999991 $,-97,315.18 29,082.739999999998 97,360.56 73,447.44 0.55850593504528279

Opportunity in MSR Acquisitions Why Are MSR Sales Occurring? How Do MSRs Come to Market? Large servicers may sell MSRs due to continuing operational pressures, higher regulatory capital requirements for banks (treatment under Basel III) and a re-focus on core customers/businesses Independent mortgage banks sell MSRs from time to time due to a need for capital Intermittent large bulk portfolio sales ($10+ billion in UPB) Require considerable coordination with selling institutions and Agencies Mini-bulk sales (typically $500 million to $5 billion in UPB) Flow/co-issue MSR transactions (monthly commitments, typically $20-100 million in UPB) Alternative delivery method typically from larger independent originators Which MSR Transactions Are Attractive? GSE and Ginnie Mae servicing in which PFSI has distinctive expertise MSRs sold and operational servicing transferred to PFSI (not subserviced by a third party) Measurable representation and warranty liability for PFSI PFSI is uniquely positioned be a successful acquirer of MSRs Proven track record of complex MSR and distressed loan transfers Operational platform that addresses the demands of the Agencies, regulators, and financing partners Physical capacity in place to sustain servicing portfolio growth plans Potential co-investment opportunity for PMT in the excess servicing spread 3Q17 Earnings Report

PMT's Excess Servicing Spread Investments in Partnership with PFSI

- PMT has co-invested in Agency MSRs acquired from third-party sellers by PFSI; presently only related to Ginnie Mae MSRs
- PMT acquires the right to receive the excess servicing spread cash flows over the life of the underlying loans
- PFSI owns the MSRs and services the loans


Acquired by PFSI from Third-Party Seller(1)
Acquired by PMT from PFSI(1)
MSR Asset (e.g., 25bp servicing fee)
Excess Servicing Spread (e.g., 12.5bp)
Base MSR (e.g., 12.5bp)

Example transaction: actual transaction details may vary materially

Excess Servicing Spread[2]

- Interest income from a portion of the contractual servicing fee
  - Realized yield dependent on prepayment speeds and recapture

Base MSR

- Income from a portion of the contractual servicing fee
- Also entitled to ancillary income
- Bears expenses of performing loan servicing activities
- Required to advance certain payments largely for delinquent loans

[1] The contractual servicer and MSR owner is PennyMac Loan Services, LLC, an indirect controlled subsidiary of PFSI
[2] Subject and subordinate to Agency rights (under the related servicer guide); does not change the contractual servicing fee paid by the Agency to the servicer.

PennyMac®
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